UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Wilshire Blvd., Suite 220, Los Angeles, CA		90010

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 30, 2005, the Chairman of the Board of Directors of Nara Bancorp, Inc. received a letter dated March 25, 2005 from Mr. Benjamin Hong in which he resigns from the Board of Directors and committees of Nara Bancorp, Inc. As previously reported, on March 25, 2005, the Board of Directors of Nara Bancorp, Inc. removed Mr. Hong from the Board of Directors and committees of Nara Bank and requested by letter that he resign from the Board of Directors and committees of Nara Bancorp, Inc.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	–	Resignation Letter dated March 25, 2005 from Mr. Benjamin Hong resigning from the Board of Directors of Nara Bancorp, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.
Date: April 4, 2005	/s/ Ho Yang
Ho Yang
President and Chief Executive Officer